UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
                                ------
                               FORM 8-K


                            CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d)
                OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (date of earliest event reported)
                           October 2, 2006


                  Permanent Funding (No. 2) Limited
        (Exact name of Registrant as specified in its charter)

        England and Wales            333-137495           N/A
  (State or other jurisdiction       (Commission     (IRS Employer
        of incorporation)            File Number)      ID Number)

35 Great St. Helen's, London, United Kingdom        EC3A 6AP
(Address of principal executive offices)           (Zip Code)

Registrant's Telephone Number,                    +44 (0)20 7398-6300
including area code:

                              No Change
    (Former name or former address, if changed since last report)



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     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

      Pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K, Permanent Funding (No. 2) Limited is filing a prospectus and a preliminary prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to the Issue 2006-1 Series 1 Class A, Series 2 Class A, Series 5 Class A, Series 1 Class B, Series 2 Class B, Series 1 Class C and Series 2 Class C Notes to be issued by Permanent Master Issuer plc (the "Notes").

      The consolidated financial statements of Deutsche Bank Aktiengesellschaft ("Deutsche Bank") and its subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, which were prepared in accordance with U.S. generally accepted accounting principles, and included in, or as exhibits to, Deutsche Bank's Annual Report on Form 20-F for the year ended December 31, 2005 (which was filed with the Commission on March 23, 2006) (the "Deutsche Bank Financial Statements"), are incorporated by reference in the preliminary prospectus supplement relating to the Notes. The Deutsche Bank Financial Statements are incorporated by reference in the preliminary prospectus supplement relating to the Notes on reliance upon the audit report of KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

Item 9.01.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

            23.1  Consent of KPMG Deutsche Treuhand-Gesellschaft
                  Aktiengesellschaft Wirtschaftsprufungsgesellschaft,
                  independent registered public accounting firm of Deutsche Bank Aktiengesellschaft.





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PERMANENT FUNDING (NO. 2) LIMITED,



                              By:  /s/ David Balai
                                 ________________________

                              Name:    David Balai
                              Title:   Director




Dated:  October 2, 2006









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                                 EXHIBIT INDEX



Exhibit No.               Description                    Page No.


23.1                      Consent   of   KPMG   Deutsche   Treuhand-Gesellschaft
                          Aktiengesellschaft   Wirtschaftsprufungsgesellschaft,
                          independent registered public accounting firm of Deutsche Bank Aktiengesellschaft